11. NON-FINANCIAL ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2020
Non-financial Assets And Liabilities
NON-FINANCIAL ASSETS AND LIABILITIES

NOTE 11: NON-FINANCIAL ASSETS AND LIABILITIES

11.1. Property, plant and equipment

	Original values
Type of good	At the beginning	Increases	Impairment	Transfers	Decreases	Traslation effect	Reclasification to assets clasified as held for sales	At the end

Land	14	-	-	-	-	-	-	14
Buildings	202	1	(29)	8	-	(1)	(43)	138
Equipment and machinery	1,254	2	(158)	268	(3)	-	-	1,363
High, medium and low voltage lines	1,049	2	(111)	49	(2)	(34)	(953)	-
Substations	367	15	(47)	50	-	(11)	(374)	-
Transforming chamber and platforms	219	3	(26)	14	(2)	(5)	(203)	-
Meters	226	1	(23)	16	-	(7)	(213)	-
Wells	672	3	-	93	(4)	-	-	764
Mining property	253	-	-	-	-	-	-	253
Vehicles	22	3	(1)	-	-	(1)	(23)	-
Furniture and fixtures and software equipment	74	6	(1)	3	-	(1)	(29)	52
Communication equipments	15	-	-	4	-	-	(16)	3
Materials and spare parts	37	15	(2)	(12)	-	-	(7)	31
Petrochemical industrial complex	14	-	-	3	-	-	-	17
Work in progress	792	175	(1)	(490)	-	(10)	(333)	133
Advances to suppliers	18	13	-	(6)	-	-	(3)	22
Other goods	6	-	(4)	-	-	-	-	2
Total at 12.31.2020	5,234	239	(403)	-	(11)	(70)	(2,197)	2,792
Total at 12.31.2019	4,868	591	(112)	-	(40)	(73)	-	5,234

	Depreciation							Net book values
Type of good	At the beginning	Decreases	Impairment	For the year (1)	Traslation effect	Reclasification to assets clasified as held for sales	At the end	At the end	At 12.31.2019

Land	-	-	-	-	-	-	-	14	14
Buildings	(75)	-	13	(7)	-	8	(61)	77	127
Equipment and machinery	(411)	2	68	(96)	-	-	(437)	926	843
High, medium and low voltage lines	(344)	1	-	(36)	11	368	-	-	705
Substations	(115)	-	-	(14)	4	125	-	-	252
Transforming chamber and platforms	(63)	-	-	(8)	3	68	-	-	156
Meters	(87)	-	-	(10)	3	94	-	-	139
Wells	(386)	-	-	(74)	-	-	(460)	304	286
Mining property	(144)	-	-	(17)	-	-	(161)	92	109
Vehicles	(21)	-	-	(3)	-	18	(6)	(6)	1
Furniture and fixtures and software equipment	(57)	-	1	(8)	-	20	(44)	8	17
Communication equipments	(10)	-	-	(1)	-	10	(1)	2	5
Materials and spare parts	(3)	-	-	(1)	-	1	(3)	28	34
Petrochemical industrial complex	(8)	-	-	(1)	-	-	(9)	8	6
Work in progress	-	-	-	-	-	-	-	133	792
Advances to suppliers	-	-	-	-	-	-	-	22	18
Other goods	(3)	-	3	-	-	-	-	2	3
Total at 12.31.2020	(1,727)	3	85	(276)	21	712	(1,182)	1,610
Total at 12.31.2019	(1,552)	12	50	(255)	18	-	(1,727)		3,507

(1)	Includes US$ 77 million corresponding to discontinued operations for 2020 and 2019.

Borrowing costs capitalized in the book value of property, plant and equipment during the year ended December 31, 2020 and 2019 amounted to US$ 10 million and US$ 17 million, respectively (see Note 12.5).

11.1.1 Impairment of Property, plant and equipment

The Company regularly monitors the existence of events or changes in circumstances which may indicate that the book value of property, plant and equipment may not be recoverable in accordance with the policy described in Notes 4.9 and 6.1.1.

In the Power Generation segment, spot market prices that suffered reductions in 2019 were again affected by the change in currency of the whole remuneration scheme as from February 1, 2020 and the temporary suspension of the automatic price adjustment mechanism replicating inflation, which has not been restored as of the issuance of these Consolidated Financial Statements.

In the Oil and Gas segment, the market for gas, a product which represents approximately 90% of our hydrocarbon production, experienced a reduction in the domestic sale price on account of oversupply in 2019, and in 2020 the lockdown measures to prevent the spread of COVID-19 (see Note 1.2) caused a decrease in the SADI’s electricity generation, which resulted in a lower thermal dispatch and, consequently, lower gas consumptions by CAMMESA which, added to the decrease in the non-essential industrial demand, exacerbated oversupply in the summer months and led to lower tendered gas prices and decreases in domestic gas production. The above-mentioned lockdown measures also greatly affected the demand for oil, which experienced a collapse in sold volumes as a result of the sharp drop in the demand for refined products and the exhaustion of the storage capacity.

Therefore, in view of the above-mentioned indications of impairment, the Company has determined the recoverable amount of the CGUs making up the Generation and Oil & Gas segments as of December 31, 2020 and 2019.

The methodology used in the estimation of the recoverable amount consisted on calculating the present value of future net cash flows expected to be generated by the CGU, discounted with a rate reflecting the weighted average costs of the capital employed.

Cash flows were prepared based on estimates on the future behavior of certain variables that are sensitive in the determination of the value in use, including the following: (i) reference prices for products; (ii) demand projections per type of product; (iii) costs evolution; and; (iv) macroeconomic variables such as inflation and exchange rates, etc.

11.1.1.1 Generation segment

As of December 31, 2020 and 2019, the assessment of recoverability, determined through the value in use of the Güemes and Piedra Buena thermal power plants and the Pichi Picun Leufú, Diamante and Nihuiles hydroelectric power plants, with revenues fully generated in the spot market, and the Loma de la lata and Piquirenda thermal power plants, with revenues fully generated in the spot market as from the termination of the contracts in 2021, which make up the Power Generation segment, resulted in the recognition of impairment losses for US$ 110 million and US$ 52 million, respectively.

The projections used in the calculation of the recoverable amount as of December 31, 2020 take into consideration 5 alternative scenarios with a probability of occurrence ranging between 10% and 40%, assigned based on historical experience on regulations set by the SE, which weigh: i) price restructuring increases ranging between 9% and 30% in 2021 and up to an additional 30% in 2022; ii) the total or partial implementation of the automatic inflation adjustment mechanism to the spot remuneration set by SE Resolution No. 31/20 as from 2022; iii) the gradual regularization towards 2023 of the financing term granted to CAMMESA to the levels observed in 2019; and iv) a 10.34% WACC rate after taxes.

Actual values may substantially differ from projections, mainly on account of: i) the timeliness and magnitude of price restructuring updates for energy estimated for 2021 and 2022, ii) the modality for the reimplementation as from 2022 of the price inflation adjustment mechanism suspended by the SE, and/or iii) the date of regularization of the financing term granted to CAMMESA. Even though this variation has been taken into consideration when weighing the scenarios, the Company estimates that any sensitivity analysis that considers changes in any of them taken individually may lead to distorting conclusions, generating an adverse effect on the Company’s results.

The key assumptions used in the calculation of the recoverable amount as of December 31, 2019 considered: i) the remuneration for sales in the spot market set by SE Resolution No. 31/20 (including the automatic price adjustment mechanism), and ii) an 9.7% after tax WACC discount rate.

As regards these projections, it is worth highlighting that the Management has considered: i) that the Energía Plus contracted volume remains allocated to Genelba to maximize efficiency in cost structure, and ii) the entry into effect of co-generation and closing to combined cycle projects under SEE Resolution No. 287/17 and the resulting dispatch reduction for less efficient power plants such as Güemes and Piedra Buena.

11.1.1.2 Oil & Gas segment

As of December 31, 2020 and 2019, the recoverability of the assets in the Oil and Gas segment was assessed through the determination of their value in use. As of December 31, 2019, impairment losses for US$ 10 million were recognized in the Sierra Chata block.

The projections used in the calculation of the recoverable amount as of December 31, 2020 take into consideration the following assumptions for gas: i) Years 2021 through 2024: sale of gas volumes at an annual average price of 3.46 US$/MMBTU; ii) Year 2025 onwards: the break-even price is reached, consistent with a prudent development of unconventional reserves in Vaca Muerta. In the case of oil, an average price of US$ 65 was estimated for the Brent barrel (reference price for the Company) until 2026 inclusive, as well as a gradual increase until reaching an average price of US$ 73 in 2030. The after tax WACC discount rate is 13.1%.

The key assumptions used in the calculation of the recoverable amount as of December 31, 2019 consider i) a 2020 price of natural gas similar to the 2019 price, and a 20-25% gas price increase for 2021, price that is maintained in subsequent years considering a moderate development of unconventional resources (Vaca Muerta) tending to achieve gas domestic demand supply and a decrease in gas imports, and ii) a 12.6% after tax WACC discount rate before tax. It is worth highlighting that the gas price is maintained in the projections, which in turn affects the estimated investment profile.

Finally, it is important to highlight that as of December 31, 2020 and 2019, the book value of the Oil and gas segment assets, including the goodwill assigned to the segment, does not exceed its recoverable value.

11.2 Intangible assets

	Original values
Type of good	At the beginning	Impairment	Traslate Effect	Reclasification to assets clasified as held for sales
					At the end

Concession agreements	270	(147)	(3)	(100)	20
Goodwill	35	-	-	-	35
Intangibles identified in acquisitions of companies	7	-	-	-	7
Total at 12.31.2020	312	(147)	(3)	(100)	62
Total at 12.31.2019	314	-	(2)	-	312

	Depreciation
Type of good	At the beginning	Impairment	For the year (1)	Reclasification to assets clasified as held for sales	At the end

Concession agreements	(159)	129	(5)	16	(19)
Intangibles identified in acquisitions of companies	(2)	-	-	-	(2)
Total at 12.31.2020	(161)	129	(5)	16	(21)
Total at 12.31.2019	(154)	-	(7)	-	(161)

	Net book values
Type of good	At the end	At 12.31.2019

Concession agreements	1	111
Goodwill	35	35
Intangibles identified in acquisitions of companies	5	5
Total at 12.31.2020	41
Total at 12.31.2019		151

(1)	As of December 31, 2020, and considering the assumptions detailed in Note 11.1, the assessment of recoverability for the Diamante and Nihuiles hydroelectric power plants from the Power Generation segment, with income generated in the spot market, resulted in the recognition of impairment losses for US$ 18 million.
(2)	It includes US$ 1 million and US$ 1 million corresponding to Discontinued operations for fiscal year 2020 and 2019, respectively.

11.3 Deferred tax assets and liabilities, income tax and minimum notional income tax

The composition of the deferred tax assets and liabilities is as follows:

	12.31.2019	Profit (loss)	Gain on monetary position, net	Reclasification to assets clasified as held	Other reclasifications	12.31.2020
Tax loss carryforwards	111	18	-	(3)	-	126
Intangible assets	-	3	-	-	-	3
Trade and other receivables	13	9	-	(16)	-	6
Trade and other payables	13	(2)	-	(8)	-	3
Salaries and social security payable	2	4	-	(3)	-	3
Defined benefit plans	7	(1)	-	(1)	-	5
Provisions	39	(1)	-	(10)	-	28
Adjustment for tax inflation	8	(4)	-	-	-	4
Other	-	1	-	-	-	-
Deferred tax asset	193	27	-	(41)	-	178
Property, plant and equipment	(384)	89	10	271	-	(13)
Adjustment for tax inflation	(99)	(81)	1	41	136	(2)
Investments in companies	(8)	(17)	-	-	-	(25)
Intangible assets	(13)	2	-	-	-	(11)
Inventory	(10)	(1)	-	5	-	(6)
Trade and other receivables	(4)	(3)	-	-	-	(7)
Financial assets at fair value through profit and loss	(11)	3	-	4	-	(4)
Taxes payable	(4)	1	-	-	-	(3)
Other	-	-	-	-	-	-
Deferred tax liabilities	(533)	(7)	11	321	136	(71)

	12.31.2018	Profit (loss)	Gain on monetary position, net	12.31.2019
Tax loss carryforwards	52	59	-	111
Trade and other receivables	12	1	-	13
Trade and other payables	52	(37)	(2)	13
Salaries and social security payable	1	1	-	2
Defined benefit plans	9	(2)	-	7
Provisions	32	7	-	39
Taxes payable	6	(6)	-	-
Adjustment for tax inflation	-	8	-	8
Other	2	(2)	-	-
Deferred tax asset	166	29	(2)	193
Property, plant and equipment	(334)	(55)	5	(384)
Adjustment for tax inflation	-	(99)	-	(99)
Investments in companies	(19)	11	-	(8)
Intangible assets	(193)	175	5	(13)
Inventory	-	(10)	-	(10)
Trade and other receivables	(7)	3	-	(4)
Financial assets at fair value through profit and loss	(9)	(2)	-	(11)
Borrowings	(3)	3	-	-
Taxes payable	-	(4)	-	(4)
Other	(6)	6	-	-
Deferred tax liabilities	(571)	28	10	(533)

Deferred tax assets and liabilities are offset in the following cases: a) when there is a legally enforceable right to offset tax assets and liabilities; and b) when deferred income tax charges are associated with the same fiscal authority. The following amounts, determined after their adequate offset, are disclosed in the statement of financial position:

	12.31.2020	12.31.2019
Deferred tax asset	108	28
Deferred tax liabilities	(1)	(368)
Deferred tax assets (liabilities), net	107	(340)

11.4 Inventories

	12.31.2020	12.31.2019

Materials and spare parts	79	95
Advances to suppliers	3	21
In process and finished products	34	37
Total	116	153

11.5 Provisions

	12.31.2020	12.31.2019
Non-Current
Provisions for contingencies	91	123
Asset retirement obligation and dismantling of wind turbines	19	20
Environmental remediation	1	1
Other provisions	-	1
	111	145

Current
Provisions for contingencies	12	16
Asset retirement obligation and dismantling of wind turbines	2	2
Environmental remediation	2	2
	16	20

	12.31.2020
	For contingencies	Asset retirement obligation and dismantling of wind turbines	For environmental remediation

At the beginning of the year	139	22	3
Increases	21	2	-
Decreases	(1)	-	-
Exchange differences on translation	(15)	-	-
Reversal of unused amounts	(8)	(3)	-
Reclasification liabilities associated to assets classified as held for sale	(33)	-	-
At the end of the year	103	21	3
	12.31.2019
	For contingencies	Asset retirement obligation and dismantling of wind turbines	For environmental remediation

At the beginning of the year	142	22	5
Increases	41	3	-
Exchange differences on translation	(4)	-	-
Gain on monetary position, net	(17)	-	-
Decreases	(10)	-	(2)
Reversal of unused amounts	(13)	(3)	-
At the end of the year	139	22	3

	12.31.2018
	For contingencies	Asset retirement obligation	For environmental remediation

At the beginning of the year	141	42	6
Increases	106	37	6
Reclasification	-	(18)	-
Gain on monetary position, net	(52)	(18)	(2)
Decreases	(23)	(5)	(5)
Reversal of unused amounts	(30)	(16)	-
At the end of the year	142	22	5
11.5.1	Provision for Environmental remediation

The Company is subject to extensive environmental regulations in Argentina. The Company’s management believes that its current operations are in compliance with applicable environmental requirements, as currently interpreted and enforced, including regulatory remediation commitments assumed. The Company undertakes environmental impact studies for new projects and investments and, to date, environmental requirements and restrictions imposed on these new projects have not had any material adverse impact on Pampa’s business.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.2	Asset retirement obligations

Pursuant to the regulations in force in Argentina, where it develops its oil and gas exploration and production operations, the Company is under an obligation to incur costs associated with the plugging and abandonment of wells. Furthermore, pursuant to the associated usufruct agreements, the Company is under an obligation to decommission wind turbines in wind farms. The Company does not have legally restricted assets for the cancellation of these obligations.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.3	Provision for legal proceedings

The Company (directly or indirectly through subsidiaries) is a party to several civil, commercial, contentious administrative, tax, custom and labor proceedings and claims that arise in the ordinary course of its business. In determining a proper level of provision, the Company has considered its best estimate mainly with the assistance of legal and tax advisors.

The determination of estimates may change in the future due to new developments or unknown facts at the time of evaluation of the provision. As a consequence, the adverse resolution of the evaluated proceedings and claims could exceed the established provision.

The Company has recorded provisions for civil, commercial, administrative, labor, tax and customs complaints brought against the Company corresponding to atomized claims with individual unsubstantial amounts, as well as charges for judicial costs and expenses which, as of December 31, 2020, amount to US$ 17 million.

We hereinafter detail the nature of significant proceedings for which provisions have been recorded as of December 31, 2019:

-	Relevant Customs Summary Proceedings - Gasoline Exports: there is an important number of customs summary proceedings and proceedings in process before the National Tax Court in which the tax authority challenges the tariff heading used by Petrobras during 2008-2014. The Fiscal authority’s position involves a higher export duty rate. As December 31, 2020, the associated provision amounts to US$ 86 million.

11.6 Income tax and minimum notional income tax liability

	Note	12.31.2020	12.31.2019
Non-current
Income tax, net of witholdings and advances	10.6	131	10
Total non current		131	10

Current
Income tax, net of witholdings and advances		11	53
Total current		11	53

11.7 Tax liabilities

	12.31.2020	12.31.2019
Non-current
Sales tax	2	1
Extraordinary Canon	-	3
Total non-current	2	4

Current
Value added tax	12	38
Municipal, provincial and national contributions	-	3
Personal assets tax provision	1	3
Payment plans	1	1
Municipal taxes	-	2
Tax withholdings to be deposited	2	6
Royalties	4	4
Extraordinary Canon	16	12
Other	-	3
Total current	36	72

11.8 Defined benefits plans

The main characteristics of benefit plans granted to Company employees are detailed below.

(i)	Pension and retirement benefits: Benefit plan whereby Company employees, in some cases covered by certain collective bargaining agreements, meeting certain conditions are eligible to receive upon retirement, and in some cases, disability or death, a certain number of salaries according to the provisions of the plan or collective bargain agreement, if applicable.
(ii)	Compensatory plan: Benefit plan whereby some of the Company employees meeting certain conditions are eligible to receive upon retirement a certain amount according to the provisions of the plan (based on the last computable salary and the number of years working for the Company) after deducting the benefits from the pension system. The plan, until 2003, called for a contribution to a fund exclusively by the Company and without any contribution by the employees. These contributions were derived to a trust fund and were invested in US dollar-denominated money market instruments in order to preserve the accumulated capital and obtain a return in line with a moderate risk profile. Funds were mainly invested in US government bonds, commercial papers rated A1 or P1, AAAm-rated mutual funds and time deposits in banks rated A+ or higher in the United States of America, in accordance with the Trust Agreement dated on March 27, 2002 entered with The Bank of New York Mellon, duly amended by the Permitted Investment Letter dated on September 14, 2006. The Bank of New York Mellon is the trustee and Willis Towers Watson is the managing agent. In case there is an excess (duly certified by an independent actuary) of the funds to be used to settle the benefits granted by the plan, the Company will be entitled to choice to use it, in which case it may have to notify the trustee thereof.

As of December 31, 2020, 2019 and 2018, the most relevant actuarial information corresponding to the described benefit plans is the following:

	12.31.2020
	Present value of the obligation	Fair value of plan assets	Net liability at the end of the year
Liabilities at the beginning	36	(5)	31
Items classified in profit or loss
Current services cost	3	-	3
Cost for interest	16	(2)	14
Items classified in other comprehensive income
Actuarial (gains) losses	(3)	1	(2)
Benefit payments	(2)	-	(2)
Reclasification liabilities associated to assets classified as held for sale	(10)	-	(10)
Gain on monetary position, net	(15)	2	(13)
At the end	25	(4)	21

	12.31.2019
	Present value of the obligation	Present value of assets	Net liability at the end of the year
Liabilities at the beginning	40	(5)	35
Items classified in profit or loss
Current services cost	3	-	3
Cost for interest	15	(2)	13
Items classified in other comprehensive income
Actuarial (gains) losses	(2)	-	(2)
Benefit payments	(2)	-	(2)
Gain on monetary position, net	(18)	2	(16)
At the end	36	(5)	31

	12.31.2018
	Present value of the obligation	Present value of assets	Net liability at the end of the year
Liabilities at the beginning	47	(3)	44
Items classified in profit or loss
Current services cost	2	-	2
Cost for interest	9	(1)	8
Past services cost	(5)	-	(5)
Items classified in other comprehensive income
Actuarial (gains) losses	6	(2)	4
Benefit payments	(3)	-	(3)
Gain on monetary position, net	(16)	1	(15)
At the end	40	(5)	35

As of December 31, 2020, 2019 and 2018, the breakdown of net liabilities per type of plan is as follows: a) US$ 12 million, US$ 21 million and US$ 24 million correspond to the Pension and Retirement Benefits Plan and b) US$ 9 million, US$ 10 million and US$ 11 million correspond to the Compensatory Plan, respectively.

Estimated expected benefits payments for the next ten years are shown below. The amounts in the table represent the undiscounted cash flows and therefore do not reconcile to the obligations recorded at the end of the year.

12.31.2020
Less than one year	4
One to two years	2
Two to three years	2
Three to four years	2
Four to five years	2
Six to ten years	10

Significant actuarial assumptions used were as follows:

	12.31.2020	12.31.2019	12.31.2018
Discount rate	4%	5%	5%
Salaries increase	1%	1%	1%
Average inflation	46%	27%	27%

The following sensitivity analysis shows the effect of a variation in the discount rate and salaries increase on the obligation amount:

12.31.2020
Discount rate: 4%
Obligation	27
Variation	2
10%

Discount rate: 6%
Obligation	23
Variation	(2)
(9%)

Salaries increase: 0%
Obligation	24
Variation	(1)
(4%)

Salaries increase: 2%
Obligation	26
Variation	1
5%

The sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. Therefore, the presented analysis may not be representative of the actual change in the defined benefit obligation. The methods and types of assumptions used in preparing the sensitivity analysis did not change compared to the prior period.

11.9 Salaries and social security payable

	12.31.2020	12.31.2019
Non-current
Seniority - based bonus	-	3
Early retirements payable	-	1
Total non-current	-	4

Current
Salaries and social security contributions	3	22
Provision for vacations	7	17
Provision for gratifications and annual bonus for efficiency	13	26
Total current	23	65